SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)  June 4, 2003
                                                          --------------



                          AMCAST INDUSTRIAL CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)



        Ohio                        1-9967                       31-0258080
--------------------       ------------------------      ----------------------
   (State or other         (Commission File Number)         (I.R.S. Employer
   jurisdiction of                                          Identification No.)
    incorporation)


7887 Washington Village Drive, Dayton, Ohio                  45459
-------------------------------------------------    -----------------------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code     (937) 291-7000
                                                   -----------------------


                                Not Applicable
---------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events and Regulation FD Disclosure

On June 4, 2003, Amcast Industrial Corporation issued a press release announcing that it has engaged in exclusive discussions with Citation Corporation relating to the possible sale of Amcast's Wapakoneta (Ohio), Richmond (Indiana), and Cedarburg (Wisconsin) plants, and its Southfield (Michigan) office facility. A copy of such press release is filed as Exhibit 99.1 to the Report and incorporated herein.







                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         AMCAST INDUSTRIAL CORPORATION


Date:  June 4, 2003                    By:  /s/ Francis J. Drew
       --------------                    ------------------------------------
                                                  Francis J. Drew
                                                  Vice President, Finance and
                                                  Chief Financial Officer




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


                                INDEX TO EXHIBITS


99       ADDITIONAL EXHIBITS

         99.1 Press Release of Amcast Industrial Corporation, issued June 4, 2003.
























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